UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2021

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 19, 2021, the Board of Directors (the “Board”) of Cornerstone Building Brands, Inc. (the “Company”) increased the size of the Board from thirteen (13) directors to fourteen (14) directors.
On August 19, 2021, in connection with the newly created vacant Board seat, the Board appointed Ms. Judith Reinsdorf as a Class II director of the Company and appointed Ms. Reinsdorf to serve on the Compensation Committee and Affiliate Transactions Committee of the Board. In connection with its decision to appoint Ms. Reinsdorf to the Board, the Board determined that Ms. Reinsdorf will be an “independent” director, as independence is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and under NYSE listing standards.
Ms. Reinsdorf, along with the other Class II directors, will stand for re-election at the Company’s annual meeting of stockholders in 2022.
Ms. Reinsdorf will receive compensation in accordance with the Company’s standard director compensation arrangements as described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2021. In connection with her appointment, Ms. Reinsdorf will enter into a standard indemnification agreement with the Company, which form is filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2009, and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On August 19, 2021, the Company issued a press release regarding the appointment of Ms. Reinsdorf to the Board. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: August 19, 2021